Exhibit 10.3
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIFTH AMENDMENT TO DISTRIBUTION AGREEMENT

This Fifth Amendment to the Distribution Agreement ("Fifth Amendment") is between Vericel Corporation ("Vericel") and Orsini Pharmaceutical Services, Inc. (“Orsini"). This Fifth Amendment is entered into as of August 10, 2018 ("Effective Date").

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (as amended, the "Agreement"), under which Vericel appointed Orsini as a specialty pharmacy distributor for Carticel® and MACI®;

Whereas, the Parties entered into the First Amendment to the Agreement effective August 10, 2017;

Whereas, the Parties entered into the Second Amendment to the Agreement effective October 13, 2017;

Whereas, the Parties entered into the Third Amendment to the Agreement effective November 14, 2017;

Whereas, the Parties entered into the Fourth Amendment to the Agreement effective July 25, 2018; and

Whereas, the Parties desire to modify certain terms of the Agreement, including the revision and restatement of Exhibit A;

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	Exhibit A. The Parties agree that Section 4(A) of Exhibit A to the Agreement – Payment Terms and Pricing shall be modified to state the following:

The Payment Terms outlined in the Fourth Amendment shall apply to all surgeries after [***], 2018. Other cases are subject to the terms of the Third Amendment to the Distribution Agreement.

2.	Exhibit B. The Parties agree that Exhibit B to the Agreement – Exclusive Payors shall be deleted and replaced with the attached revised Exhibit B.

3.	Exhibit C. The Parties agree that Exhibit C to the Agreement – Existing Eligible Cases shall be deleted.

4.
No Other Changes. To the extent terms in the Fifth Amendment conflict with the Agreement and/or any of the amendments to the Agreement, the terms of this Fifth Amendment shall prevail. Except as provided in this Fifth Amendment, the terms and conditions of the Agreement will continue in full force.

5.
Counterparts/Signatures. This Fifth Amendment may be executed in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or other form of electronic transmission shall

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be as effective as executing and delivering this Fifth Amendment in the presence of the other parties to this Fifth Amendment.

IN WITNESS WHEREOF, the parties executed this Fifth Amendment as of its Effective Date.

Vericel Corporation By: /s/Daniel Orlando Name: Daniel Orlando Title: Chief Operating Officer Date: 10 August 2018	Orsini Pharmaceutical Services, Inc. By: /s/Carla Sawa Name: Carla Sawa Title: Chief Financial Officer Date: 10 August 2018

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B – EXCLUSIVE PAYORS

Consistent with Section 1.1 and Section 7.1 of the Agreement, the Exclusive Payors listed on this Exhibit shall only apply to covered [***] lives. For the sake of clarity, if one of the Payors on this Exhibit B has a plan covering [***] lives, Vericel is not required to process such claims via Orsini.

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